UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 14, 2024

2U, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware
(STATE OF INCORPORATION)
001-36376			26-2335939
(COMMISSION FILE NUMBER)			(IRS EMPLOYER ID. NUMBER)

7900 Harkins Road			20706
Lanham,	MD
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)			(ZIP CODE)
(301) 892-4350
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TWOU	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On March 14, 2024, 2U, Inc. (the “Company”) received a letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last 30 consecutive business days, the closing bid price for the Company’s common stock, par value $0.001 per share (the “Common Stock”), was below the $1.00 per share minimum required for continued listing on Nasdaq Global Select Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Rule”).
The notification has no immediate effect on the listing of the Common Stock, which continues to trade on Nasdaq Global Select Market under the symbol “TWOU.”
In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days, or until September 10, 2024 (the “Compliance Period”), to regain compliance with the Minimum Bid Price Rule. The Company has notified Nasdaq that it intends to cure the stock price deficiency and to return to compliance with the Minimum Bid Price Rule within the Compliance Period. The Company can regain compliance at any time during the Compliance Period if the Common Stock has a closing bid price of at least $1.00 per share for a minimum of ten consecutive business days (unless the Staff exercises its discretion to extend this ten-day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H)).
The Company intends to actively monitor the closing bid price of the Common Stock and may, if appropriate, evaluate available options, including, without limitation, seeking to effect a reverse stock split, in order to resolve the deficiency and regain compliance with the Minimum Bid Price Rule. The Company’s Common Stock will continue to be listed and traded on Nasdaq Global Select Market during the Compliance Period, subject to the Company’s compliance with the other Nasdaq continued listing requirements.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company’s ability to cure the stock price deficiency and regain compliance with the Minimum Bid Price Rule, as well as the Company’s intent to actively monitor the closing bid price of its Common Stock, evaluate available options and take measures available to the Company for continued listing on Nasdaq. Forward-looking statements reflect the Company’s expectations concerning the future and are subject to significant business, economic and competitive risks, uncertainties and contingencies. These risks, uncertainties and contingencies are difficult to predict, and could cause our actual results to differ materially from those expressed or implied in such forward-looking statements. We refer you to the documents we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Current Report on Form 8-K.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

2U, Inc.

March 15, 2024	By:	/s/ Matthew J. Norden
Matthew J. Norden
Chief Financial Officer